UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________________
FORM 8-K
 _____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 17, 2019
____________________________________________
LYONDELLBASELL INDUSTRIES N.V.
(Exact Name of Registrant as Specified in Charter)
 ____________________________________________

Netherlands	001-34726	98-0646235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1221 McKinney St.,		4th Floor, One Vine Street
Suite 300		London	Delftseplein 27E
Houston,	Texas	W1J0AH	3013AA	Rotterdam
USA	77010	United Kingdom	Netherlands
(Addresses of principal executive offices)

(713)	309-7200	+44 (0)	207	220 2600	+31 (0)	10	2755 500
(Registrant’s telephone numbers, including area codes)
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Ordinary Shares, €0.04 Par Value	LYB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 17, 2019, LyondellBasell Industries N.V. (the “Company”) and its wholly owned subsidiary, LYB International Finance II B.V. (the “Issuer”), completed the underwritten public offering and sale by the Issuer of €500 million aggregate principal amount of 0.875% Guaranteed Notes due 2026 (the “2026 Notes”) and €500 million aggregate principal amount of 1.625% Guaranteed Notes due 2031 (together with the 2026 Notes, the “Notes”). The Notes are fully and unconditionally guaranteed by the Company.
The offering of the Notes was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s Registration Statement on Form S-3ASR (Registration No. 333-229812) and was made pursuant to the prospectus dated February 22, 2019, as supplemented by the prospectus supplement dated September 10, 2019 relating to the Notes (collectively, the “Prospectus Supplement”), filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act. The Notes were issued under an indenture, dated as of March 2, 2016, among the Company, the Issuer and Deutsche Bank Trust Company Americas, as trustee (the “Base Indenture”) as supplemented by the first supplemental indenture, dated September 17, 2019 (the “Supplemental Indenture”).
The descriptions of the Notes, the Base Indenture and the Supplemental Indenture are included in the Prospectus Supplement and are incorporated herein by reference. The foregoing description of the Base Indenture and the Supplemental Indenture is qualified in its entirety by reference to the full text of the Base Indenture and Supplemental Indenture, copies of which are filed as Exhibits 4.1 and 4.2 to this Form 8-K and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

4.1
Indenture, among LYB International Finance II B.V., as Issuer, LyondellBasell Industries N.V., as Guarantor, and Deutsche Bank Trust Company Americas, as Trustee, dated as of March 2, 2016 (incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K filed with the SEC on March 2, 2016)

4.2
Supplemental Indenture, among LYB International Finance II B.V., as Issuer, LyondellBasell Industries N.V., as Guarantor, and Deutsche Bank Trust Company Americas, as Trustee, dated as of September 17, 2019.

4.3	Form of LYB International Finance II B.V.’s 0.875% Guaranteed Notes due 2026 (included in Exhibit 4.2)

4.4	Form of LYB International Finance II B.V.’s 1.625% Guaranteed Notes due 2031 (included in Exhibit 4.2)

5.1	Legal opinion of Latham & Watkins LLP

5.2	Legal opinion of De Brauw Blackstone Westbroek N.V.

8.1	Legal opinion of De Brauw Blackstone Westbroek N.V.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)

23.2	Consent of De Brauw Blackstone Westbroek N.V. (included in Exhibits 5.2 and 8.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LYONDELLBASELL INDUSTRIES N.V.

Date:	September 17, 2019	By:	/s/ Jeffrey A. Kaplan
Jeffrey A. Kaplan
Executive Vice President and Chief Legal Officer